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Exhibit 10.4

                          DEFERRED PURCHASE PRICE NOTE

                                                                  Columbus, Ohio
$3,449,401.47                                                     March 31, 2002


      On or before September 30, 2003 (the "Initial Due Date"), which Initial Due Date may be extended by Ocwen Financial Corporation, a Florida corporation ("Ocwen"), in accordance with Section 1.3(a) of the Term Loan Agreement (defined hereinafter), for value received, the undersigned, Balanced Care Realty (OFC), Inc., a Delaware corporation ("Borrower"), promises to pay to the order of Seller (hereinafter defined) or its successors or assigns, the principal amount of Three Million Four Hundred Forty-Ninety Thousand Four Hundred One Dollars and 47/100 ($3,449,401.47) together with interest on the unpaid principal balance of the loan made hereunder ("Deferred Purchase Price Loan") until paid in full. The amount of principal owed to each respective Seller is as follows: (i) Medina ALF, Inc. = $1,172,796.50, (ii) Centerville ALF, Inc. = $1,524,635.45, and (iii)
Shippensburg ALF, Inc. = $751,969.52. Both principal and interest are payable in federal funds or other immediately-available money of the United States of America at Ocwen Financial Corporation, 1675 Palm Beach Lakes Blvd., West Palm Beach, FL 33401.

      Section 1. Purchase Agreement, Term Loan Agreement, Compromise and Settlement, BCC Note, and Subordinate Mortgage. This Deferred Purchase Price
Note is the Deferred Purchase Price Note referred to in the Agreement of Purchase and Sale, dated of even date herewith, by and among Medina ALF, Inc., a Florida corporation ("Medina"), Centerville ALF, Inc., a Florida corporation ("Centerville"), Shippensburg ALF, Inc., a Florida corporation ("Shippensburg") (Medina, Centerville, and Shippensburg are collectively referred to hereinafter as "Seller"), Borrower, and certain other parties (as used hereinafter, "Purchase Agreement"). In addition to the Deferred Purchase Price Loan evidenced by this Deferred Purchase Price Note, the Borrower has also borrowed funds from Ocwen as evidenced by the Term Note, of even date herewith, given by Borrower in favor of Ocwen ("Term Note") in connection with the Term Loan Agreement, of even date herewith, by and among Ocwen, Borrower, Balanced Care Corporation, a Delaware corporation ("Balanced Care"), Balanced Care at Medina, Inc., a
Delaware corporation, Balanced Care at Centerville, Inc., a Delaware corporation, Balanced Care at Shippensburg, Inc., a
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Delaware corporation, and Senior Care Operators of Shippensburg, LLC, a Delaware
LLC ("Term Loan Agreement").

      The transactions contemplated by the Purchase Agreement and Term Loan Agreement are being entered into by the parties thereto in connection with and as part of the Settlement Agreement and Release, executed by Seller, Balanced Care, Ocwen, Senior Care Operators of Ohio, LLC, Senior Care Operators of Centerville, LLC, and Senior Care Operators of Shippensburg, LLC, as of the date hereof, to resolve the suit filed in the United States District Court, Southern District of Ohio, Western Division, by Seller against Balanced Care for past due rent owed Seller ("Compromise and Settlement"). In connection with the Compromise and Settlement, Balanced Care has executed, of even date herewith, in favor of Seller, the Balanced Care Note ("BCC Note"), pursuant to which Balanced Care has promised to pay to Sellers $936,445.00, with interest thereon as specified in the BCC Note.

      This Deferred Purchase Price Note and the BCC Note are secured by the Subordinate Mortgage (as defined in the Term Loan Agreement). In the event of nonpayment or other nonperformance by Borrower of any of the terms and conditions set forth in this Deferred Purchase Price Note or by Balanced Care with respect to the BCC Note, it shall be considered an event of default under this Deferred Purchase Price Note, the BCC Note, and under the Subordinate Mortgage. In addition, such failure to pay and/or otherwise perform shall also be considered an Event of Default under the Term Loan Agreement.

      Section 2. Maturity Date; Extension. This Deferred Purchase Price Note shall mature, by acceleration or otherwise, on the same date of maturity as the Term Note. In the absence of an Event of Default occurring under the Term Loan Agreement, it is anticipated that maturity of the Term Note will occur on the Initial Due Date. Section 1.3(a) of the Term Loan Agreement contains the terms and provisions pursuant to which an extension of the Initial Due Date may be granted by Ocwen for the Term Note. In the event that the Term Note is extended pursuant to Section 1.3(a) of the Term Loan Agreement, then this Deferred Purchase Price Note shall be similarly extended, without further action required of either Borrower or Seller, and at no cost to Borrower. In such case, subject to the provisions of Section 6 below, the Deferred Purchase Price Loan evidenced by this Deferred Purchase Price Note shall be due and payable in full on the Extended Due Date (as defined in the Term Loan Agreement).


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      Section 3. Interest Rate. This Deferred Purchase Price Note shall bear interest during the period from the date hereof on the unpaid principal balance of the Deferred Purchase Price Loan made hereunder, until paid in full, at a fixed rate of sixteen percent (16%) per annum. Such interest shall be computed on the basis of a 360-day year consisting of twelve (12) consecutive thirty (30) day months.

      Section 4. Interest Payment; Event of Default. No interest payments will be due under this Deferred Purchase Price Note unless and until an Event of Default (as defined in the Term Loan Agreement) occurs and continues beyond any applicable cure period. In the event such an Event of Default shall occur and continue beyond any applicable cure period, and therefore interest shall become due hereunder, Borrower shall pay interest to each respective Seller on the amount of the total principal balance owed to each Seller, as set forth in the introductory paragraph hereof, from the date hereof (March 31, 2002) until the date that this Deferred Purchase Price Note is paid in full, whether by acceleration or otherwise.

      Monthly interest payments shall be required after an Event of Default (as defined in the Term Loan Agreement) has occurred and is continuing beyond any applicable cure period. Such interest payments for the prior month (provided, however, that interest for the first month shall be calculated from the date hereof (March 31, 2002) to the end of the month in which the Event of Default occurs) shall be payable on the eleventh (11th) day of each month commencing the month after the month in which the Event of Default (which continues beyond any applicable cure period) occurs, and thereafter payable on the eleventh (11th) day of each month during the term of the Deferred Purchase Price Loan. If a monthly interest payment is not made by Borrower and received by each respective Seller by the sixteenth (16th) day of any month during the term of the Deferred Purchase Price Loan, including during any Extension (as defined in the Term Loan Agreement), Borrower shall pay to each Seller a late fee equal to five percent (5%) of the monthly interest payment that was due on the 11th day of the month. All interest payments received by a Seller shall be applied in the inverse order of their maturity. That is, the most recent payment received shall be credited to the first of the payments due and owing by Borrower to any Seller.

      If an Event of Default has occurred, and Borrower has made all of the monthly interest payments required hereunder as a result of the occurrence of such Event of Default, but such Event of Default has been cured and is not continuing, except for any


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Event of Default that continues until a payoff of the Term Note is received by
Ocwen, then, Borrower's obligation to make monthly payments of interest hereunder shall cease upon the effective date of the accepted cure of the Event of Default. Borrower shall make a partial interest payment to each Seller if the date of cure is other than the last day of the month. In no event shall Borrower be entitled to any refund of interest payments made to any Seller pursuant to this Section 4.

      As indicated above, in the event that Borrower fails to pay or otherwise perform any obligation of Borrower set forth herein, such default shall be considered a default and breach of this Deferred Purchase Price Note, the BCC Note, and the Subordinate Mortgage, as well as an Event of Default under the Term Loan Agreement.

      Section 5. Principal Payments. Subject to the provisions of Section 6 below, the entire principal balance and any accrued interest under this Deferred Purchase Price Note shall be due and payable on the Initial Due Date, unless Borrower elects and properly exercises an Extension (as defined in the Term Loan Agreement) of the Term Note, in accordance with the provisions of Section 1.3(a) of the Term Loan Agreement, in which case the term of this Deferred Purchase Price Note shall be similarly extended until the Extended Due Date (as defined in the Term Loan Agreement), when the entire principal balance and any accrued interest thereon is due and payable in full. Principal payments should be made to each respective Seller in accordance with its allocated portion of the total outstanding principal, as set forth in the introductory paragraph hereof.

      Section 6. Deferred Purchase Price Loan Forgiveness. In the event that (i) the Term Note is paid in full, whether on the Initial Due Date, the Extended Due Date (as defined in the Term Loan Agreement), or by prepayment, and (ii) an Event of Default (as defined in the Term Loan Agreement), which constitutes a monetary default or breach of any payment obligation, has not occurred and is not continuing until the payoff is received by Ocwen (e.g., the payoff is not made pursuant to an acceleration of the Term Note as a result of an Event of Default constituting a monetary default or breach of any payment obligation under the Term Loan Agreement having occurred), then the entire outstanding principal amount due under this Deferred Purchase Price Note as well as any and all interest accrued hereunder, shall be forgiven. Provided, however, that in no event shall any Seller be required, and Borrower shall not be entitled, to a return of any interest payment made by Borrower hereunder.


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      Section 7. Setoff. Any and all moneys now or at any time hereafter owing to the Borrower from the holder hereof, are hereby pledged for the security of this and all other Indebtedness (as defined in the Term Loan Agreement) from the Borrower to the holder hereof, and may, upon the occurrence of any Event of Default (as defined in the Term Loan Agreement) that continues beyond any applicable cure period, be paid and applied thereon whether such Indebtedness be then due or is to become due.

      Section 8. Effect on Other Agreements. Nothing set forth in this Deferred Purchase Price Note is intended or shall be construed to (i) release, mitigate, or limit any obligation or duty of any party to the Purchase Agreement, Term Loan Agreement, Term Note, Compromise and Settlement, BBC Note, Management Agreements, Security Documents, Subordinate Mortgage, Ancillary Documents, the Agreed Entry, or the documents executed in connection with the transactions contemplated by the Purchase Agreement, which is set forth in any of said documents, or (ii) waive, discharge or abrogate any right or interest of any party to such documents of any right or interest set forth therein. In the event of any conflict between the express terms of this Deferred Purchase Price Note and the express terms of the Purchase Agreement, or any of the other documents listed above, the terms of this Deferred Purchase Price Note shall control.

      Section 9. Jury Waiver. BORROWER AND SELLER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THEM ARISING OUT OF OR IN ANY WAY RELATED TO, IN CONNECTION WITH, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS DEFERRED PURCHASE PRICE NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS DEFERRED PURCHASE PRICE NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT TO SELLER TO PROVIDE THE FINANCING EVIDENCED BY THIS DEFERRED PURCHASE PRICE NOTE. THIS PROVISION SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY SELLER'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS DEFERRED PURCHASE PRICE NOTE.

      Section 10. Warrant of Attorney. Borrower hereby authorizes any attorney at law to appear for Borrower in any action on any or all of the monetary obligations of Borrower set forth herein at any time after such obligations become due, whether by acceleration or otherwise, in any federal court or court of record in or of the State of Ohio or elsewhere, to waive the issuing and


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service of process against, and to confess judgment against the Borrower in favor of Seller for the amount that may be due, including interest, late charges, collection costs, attorneys' fees and the like, and costs of suit, and to waive and release all errors in said proceedings and judgments, and all petitions in error and rights of appeal from the judgments rendered. The foregoing warrants of attorney shall survive any judgment, and, if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower. The Borrower hereby waives any conflict of interest in Seller's attorney confessing judgment against the Borrower pursuant to the foregoing warrant of attorney and further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other thing of value from Seller.

      Section 11. Pennsylvania Cognovit Provisions. The following provisions in this Section 11 shall apply only in the event that Seller elects to seek a judgment on this Deferred Purchase Price Note in any court in Pennsylvania, as opposed to Ohio, and are included herein for no other purpose. In the event that Seller so elects, Seller agrees to provide any notice required by Pennsylvania law with respect to the exercise by Seller of its rights under the following provisions.

(i) POWER TO CONFESS JUDGMENT: BORROWER HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR BORROWER, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST BORROWER AND IN FAVOR OF SELLER, AS OF ANY TERM, FOR THE UNPAID OBLIGATIONS HEREUNDER, INCLUDING WITHOUT LIMITATION ALL ACCRUED AND UNPAID CHARGES PAYABLE HEREUNDER, WHETHER BY ACCELERATION OR OTHERWISE, WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION OF 15%, WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS SELLER SHALL ELECT, UNTIL SUCH TIME AS ALL AMOUNTS AND ALL OTHER MATERIAL OBLIGATIONS OF BORROWER HEREUNDER SHALL HAVE BEEN SATISFIED.

      BY SIGNING THIS INSTRUMENT, BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS READ THIS AGREEMENT (INCLUDING WITHOUT LIMITATION THE CONFESSION OF JUDGMENT SET FORTH HEREIN), HAS HAD THE OPPORTUNITY


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TO HAVE THE SAME REVIEWED BY LEGAL COUNSEL, UNDERSTANDS THE SAME, AND AGREES TO
THE PROVISIONS CONTAINED HEREIN, INCLUDING, WITHOUT LIMITATION, THE CONFESSION OF JUDGMENT PROVISIONS AND UNDERSTANDS THAT A CONFESSION OF JUDGMENT CONSTITUTES A WAIVER OF RIGHTS BORROWER OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE A JUDGMENT IS ENTERED AGAINST BORROWER AND WHICH MAY RESULT IN A COURT JUDGMENT AGAINST BORROWER WITHOUT PRIOR NOTICE OR HEARING AND THAT THE OBLIGATIONS MAY BE COLLECTED FROM BORROWER REGARDLESS OF ANY CLAIM BORROWER MAY HAVE AGAINST SELLER OR OTHERWISE.

                                          /s/Robin L. Barber
                                          SIGNATURE

      (ii) POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING: BORROWER HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD OR THE SHERIFF (OR THE LAWFUL DESIGNEE OF THE SHERIFF) WITHIN ANY COUNTY OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO TAKE ALL ACTION ALLOWED BY OR PROVIDED FOR IN THE PENNSYLVANIA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE RULES OF CIVIL PROCEDURE TO EXECUTE ON ANY JUDGMENT ENTERED AGAINST BORROWER PURSUANT TO THE CONFESSION OF JUDGMENT SET FORTH ABOVE WITHOUT PRIOR NOTICE OR HEARING OF ANY NATURE WHATSOEVER, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO EXECUTE ON JUDGMENTS WITHOUT A HEARING SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS SELLER SHALL ELECT.

      BY SIGNING THIS AGREEMENT, BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS READ THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE CONFESSION OF JUDGMENT AND THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING), HAS HAD THE OPPORTUNITY TO HAVE THIS AGREEMENT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING, WITHOUT LIMITATION, THE POWERS TO EXECUTE ON JUDGMENT WITHOUT A HEARING, AND UNDERSTANDS THAT THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING CONSTITUTES A WAIVER OF RIGHTS BORROWER OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE EXECUTION ON A JUDGMENT, AND THAT THE OBLIGATIONS MAY BE COLLECTED FROM BORROWER REGARDLESS OF ANY CLAIM THAT BORROWER MAY HAVE AGAINST SELLER OR OTHERWISE.

                                          /s/Robin L. Barber
                                          SIGNATURE


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      IN WITNESS WHEREOF, the Borrower has caused this DEFERRED PURCHASE PRICE
NOTE to be duly executed and delivered by its duly authorized representative as of the date first above written.

BORROWER:

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WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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BALANCED CARE REALTY (OFC), INC.


By:/s/Robin L. Barber
Print Name:  Robin L. Barber
Its:  Vice President and Secretary


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